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                             AIM EQUITY FUNDS, INC.

                          AIM CAPITAL DEVELOPMENT FUND

                        Supplement dated February 2, 1998
                     to the Prospectus dated August 4, 1997



         The paragraph at the top of page 12, under the caption "Management -- Portfolio Managers" is deleted and replaced in its entirety by the following:

         "Edgar M. Larsen, Kenneth A. Zschappel and Paul J. Rasplicka are primarily responsible for the day-to-day management of Capital Development. Mr. Larsen is a Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM, and has been responsible for the Fund since 1996. Mr. Larsen has been associated with AIM and/or its subsidiaries since 1996 and began his investment career in 1965. Prior to 1996, Mr. Larsen was Senior Vice President of John Hancock Advisers, Inc. in Houston and the portfolio manager of that firm's emerging growth fund. Mr. Zschappel is an Assistant Vice President of AIM Capital and has been responsible for the Fund since 1996. Mr. Zschappel has been associated with AIM and/or its subsidiaries since he began working as an investment professional in 1990. Mr. Rasplicka has been responsible for the Fund since 1998. Mr. Rasplicka has been associated with AIM and/or its subsidiaries since 1998 and began his investment career in 1982. Prior to 1998, Mr. Rasplicka was a portfolio manager for INVESCO Trust Company, an affiliate of AIM, from 1994 to 1998, and a Vice President of Chase Investment Counsel from 1992 to 1994."

         Shareholders of The AIM Family of Funds--Registered Trademark-- may effect certain purchase and redemption transactions through the use of AIM Bank Connection(SM) electronic funds transfer. Additional information and forms regarding this option can be obtained by calling the Client Services Department of A I M Fund Services, Inc. at (800) 959-4246.